AMENDED AND RESTATED
                            STOCK PURCHASE AGREEMENT


     THIS AMENDED AND RESTATED AGREEMENT is made this 25th day of May, 2004, by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Sellers") SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and BILLY V. RAY, JR. (the "Purchaser").

     WHEREAS, on February 27, 2004, the Sellers, the Company, and the Purchaser executed that certain Stock Purchase Agreement; and

     WHEREAS, the parties desire to amend and restate the Stock Purchase Agreement as hereinafter provided; and

     WHEREAS,  the  Sellers  are  stockholders  of  the  Company;  and

     WHEREAS, the Sellers desire to sell to the Purchaser 21,851,503 shares of the common stock of the Company, no par value per share (the "Company Common Stock") and 1,000,000 shares of the preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, the Purchaser desires to purchase the Company Common Stock and the Company Preferred Stock from the Sellers as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.   Purchase  of Stock.  At the closing of this Agreement (the "Closing"),
          ------------------
upon the terms and conditions set forth in this Agreement, free and clear of all liens and encumbrances, except as otherwise may be permitted hereunder, the Sellers shall sell, transfer, assign, and deliver to the Purchaser 21,851,503 shares of the Company Common Stock (the "Initial Common Shares") and 1,000,000 shares of the Company Preferred Stock (the "Initial Preferred Shares"), and the Purchaser, upon the basis of the covenants, warranties and representations of the Sellers set forth herein, shall purchase from the Sellers the Initial Common Shares and the Initial Preferred Shares for the sum of $250,000 pursuant to that certain promissory in the form attached hereto as Attachment A (the "Note").
                                                      ------------
The shares to be transferred to the Purchaser and the Note shall contain a legend restricting the transfer thereof as required by the Securities Act of 1933, as amended (the "Securities Act"). Payment of the Note is secured by that certain Stock Pledge Agreement in the form attached hereto as Attachment B (the
                                                               ------------
"Stock  Pledge  Agreement").

     2.   Escrow.  Upon  the date hereof, the Sellers have placed in escrow with
          ------
Norman T. Reynolds, Esq. (the "Escrow Agent"), pursuant to the terms of that certain Escrow Agreement attached hereto as Attachment C (the "Escrow
                                                  -------------
Agreement") the Initial Common Shares and the Initial Preferred Shares (sometimes hereinafter collectively referred to as the "Escrowed Shares"). The Escrowed Shares have been accompanied by stock powers duly executed by the Sellers in favor of the Purchaser in the form attached hereto as Attachment D,
                                                                   ------------
which will be utilized to transfer the Escrowed Shares to the Purchaser upon satisfaction of all of the terms of the Note, the Stock Pledge Agreement, the Escrow Agreement, the Consulting Agreements hereinafter described (collectively, the "Other Agreements") and this Agreement. At the Closing hereunder and upon the payment in full of the Note the Escrow Agent shall deliver the Initial Common Shares to the Purchaser free and clear of all liens and encumbrances other than the legend required by the Securities Act. Upon completion and satisfaction of all of the terms hereof and the Other Agreements, the Escrow Agent shall deliver the Initial Preferred Shares to the Purchaser free and clear of all liens and encumbrances other than the legend required by the Securities Act.

     3.   Conditions  Precedent  to  the  Closing  and  the  Obligations  of the
          ----------------------------------------------------------------------
Sellers.  All obligations of the Sellers under this Agreement are subject to the
-------
fulfillment or waiver (where permissible) of each of the following conditions specified in this paragraph. If the Purchaser does not satisfy all of the following conditions, then only for so long as any portion of the Note remains unpaid, the Sellers will have the option to terminate this Agreement and have the Initial Common Shares returned to them (the "Common Shares Termination Option"). If the Purchaser does not satisfy any of the other conditions then for so long as the Subsequent Acquisition described in Paragraph

3(d) hereof remains incomplete, the Sellers will have the option to terminate this Agreement and have the Initial Preferred Shares returned to them (the "Preferred Shares Termination Option"). The condition specified in Paragraph 3(i) hereof shall only be a condition to the Purchaser's right to the Additional Shares set forth in Paragraph 3(e) hereof. To exercise the Common Shares Termination Option or the Preferred Shares Termination Option, the Sellers shall provide the Purchaser with written notice of election of the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, within five business days of the date of the Purchaser's failure to fulfill the applicable condition (the "Termination Option Notice Period"). In the event the Sellers fail to exercise the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, within the Termination Option Notice Period, then the applicable condition precedent shall be deemed to have been waived. Further, if the Sellers elect to exercise the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, and terminate this Agreement, the Purchaser will have the right to reacquire any assets conveyed to the Company after the date hereof and prior to the Closing upon the assumption of any liabilities after the date hereof, whereupon the Purchaser will transfer, assign, and convey to the Company any of the shares of the Company Common Stock and the Company Preferred Stock issued to the Purchaser or any other party, other than the Sellers or the Consultants, hereinafter defined, after the date hereof, and all designees of the Purchaser shall resign immediately as officers and directors of the Company. The conditions are as follows:

          (a)  Representations  and  Warranties  True  at  the  Closing.  The
               --------------------------------------------------------
representations and warranties of the Purchaser herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder following the date hereof.

          (b)  No  Orders.  There  has  not  been  issued,  and  there is not in
               ----------
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (c)  Election  of  Directors.  For  so  long as the Purchaser owns the
               -----------------------
Initial Common Shares, Purchaser agrees to vote the Initial Common Shares (i) to not increase the number of directors to more than 11 members, and (ii) to elect or retain as directors Richard Mangiarelli and John Jordan for a period of three years from the date hereof.

          (d)  Subsequent  Acquisition.  The  Company  must  have  acquired  new
               -----------------------
business providing for $15,000,000 in annualized gross sales in the aggregate, with a pretax annualized profit of $500,000, within 240 days after the vote by the shareholders of the Company to approve this Agreement pursuant to the
Schedule 14A to be filed with the Securities and Exchange Commission as described in Paragraph 3(e) hereof, but in no event later than March 31, 2005.

     For the purposes of this Agreement, the term "gross sales" shall mean all revenues from sales of the Company based upon all business conducted by the Company, whether such sales be evidenced by check, cash, credit, charge account, exchange or otherwise, and shall include, but not be limited to, the amounts received from the sale of goods, wares and merchandise, including sales of tangible property of every kind and nature, promotional or otherwise, and for services performed by the Company, together with the amount of all orders taken or received by the Company. Gross sales shall not include sales of merchandise for which cash has been refunded, provided that they shall have previously been included in gross sales. There shall be deducted from gross sales the price of merchandise returned by customers for exchange, provided that such returned merchandise shall have been previously included in gross sales, and provided that the sales price of merchandise delivered to the customer in exchange shall be included in gross sales.

     Gross sales shall not include the amount of any sales tax imposed by any governmental authority directly on sales and collected from customers, provided that the amount thereof is added to the selling price or absorbed therein, and actually paid by the Company to such governmental authority. Each charge or sale upon credit shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when the Company shall receive payment (whether full or partial) therefor.

     The measurement of gross sales shall be in accordance with generally accepted accounting principles as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and such other persons who shall be approved by a significant segment of the accounting profession and concurred in by the independent public accountants certifying any financial statements of the Company.

          (e)  Issuance  of  Additional  Shares of the Company Common Stock.  In
               ------------------------------------------------------------
order to achieve the gross sales and debt or equity financing guidelines referred to in subparagraph 3(d) herein, the Purchaser may cause the Company to issue no more than 155,372,225 additional shares of the Company Common Stock, including 22,372,225 shares of the Company Common Stock which may be issued to the Purchaser, beginning on the day after the vote by the shareholders of the Company to change the domicile of the Company pursuant to the Schedule 14A to be filed with the Securities and Exchange Commission as described in Paragraph 3(e) hereof, so that following the completion of the acquisition of such gross sales and the debt or equity funding contemplated hereunder, the Company will have no more than 204,000,000 shares of the Company Common Stock and 1,000,000 shares of the Company Preferred Stock issued and outstanding. In that regard, the Purchaser may cause the Company to have shares of the Company Common Stock issued and outstanding as follows:

             Description of Stockholder             Number of Shares
             -------------------------------------  ----------------

             The Consultants . . . . . . . . . . .        43,000,000
             The Purchaser (additional shares) . .        22,372,225
             The Purchaser (Initial Common Shares)        21,851,503
             Shares issued for Acquisitions. . . .        53,000,000
             Shares issued for Funding . . . . . .        37,000,000
             Existing Stockholders . . . . . . . .        48,627,775
                                                    ----------------
             Total . . . . . . . . . . . . . . . .       204,000,000
                                                    ================

     In order to carry out the intent of this Agreement with respect to the issuance of shares of the Company Common Stock and the Company Preferred Stock, following the date hereof, the Purchaser shall amend the Articles of Incorporation of the Company to provide that the Company is authorized to issue 300,000,000 shares of the Company Common Stock and 5,000,000 shares of the Company Preferred Stock. In that regard the Purchaser shall cause the Company to prepare and file a Schedule 14A as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the purpose of soliciting proxies from the shareholders of the Company to approve the change in the capital structure of the Company, and the approval of this transaction in lieu of a previously approved transaction for the Company to acquire Big Vault, Inc., a Delaware corporation.

     Any additional shares which may be issued to the Purchaser hereunder shall be for such consideration as the Board of Directors of the Company may determine, but not greater than the valuation assigned to such shares when issued. Any such shares may be issued to the Purchaser in three equal increments, at the same time as shares are issued to the Consultants as described in Paragraph 3(j) hereof.

          (f)  Exchange Act Filings.  Following the date hereof, for a period of
               --------------------
two years, the Company shall timely file with the Securities and Exchange Commission all reports required under the Exchange Act.

          (g)  Dilution  of  the  Sellers.  Following  the  date  hereof and the
               --------------------------
satisfaction of all of the terms of this Agreement and the Other Agreements, the Company may issue any additional shares of the Company Common Stock up to 250,000,000 shares with approval by a majority of the Company's Board of Directors. The Company may issue additional shares of the Company Common Stock in excess of 250,000,000 with the unanimous approval of the Company's board of directors.

          (h)  Reverse  Split  of  the  Shares  of the Company.  The Company may
               -----------------------------------------------
implement a one for 10 reverse split of the Company Common Stock in connection with the change of the Company's domicile from Minnesota to Delaware pursuant to a merger with Charys Holding Company, Inc., a Delaware corporation, whereby the current shareholders of the Company will be entitled to receive one share of the common stock of Charys Holding Company, Inc. for every 10 shares of the Company Common Stock held by the common shareholders of the Company (in effect, a one for 10 reverse split). In addition, the currently issued one share of common stock of Charys Holding Company, Inc. will be cancelled. As a result, following the merger, the current common shareholders of the Company will hold all of the issued and outstanding shares of the common stock of Charys

Holding Company, Inc. No other reverse splits of the Company Common Stock or any other capital stock of the Company may be permitted within 36 months following the date of this Stock Purchase Agreement.

          (i)  Purchase  of  Spiderboy.com,  Inc.  Following  the  Closing,  the
               ---------------------------------
Company will sell 100 percent of the issued and outstanding shares of the capital stock of Spiderboy.com, Inc., the Company's wholly-owned subsidiary, to the Sellers for $1,000, in cash.

          (j)  Consulting  Agreements.  Before  the Closing, each of the Sellers
               ----------------------
and Paul Ferandell, John Jordan, Bruce Caldwell, Jimmy Villalobos, and Ash Mascarenhas (each of such other persons, which may include the Sellers if the context requires, being sometimes collectively referred to herein as the "Consultants") will enter into a consulting agreement with the Company (the "Consulting Agreement") in the form described in Attachment E hereto, which will
                                                 ------------
provide for payment in shares of the Company Common Stock following date of this Stock Purchase Agreement, as amended, for services to be rendered to the Company by each of the Consultants. Each Consulting Agreement will be for general business consulting and cannot be canceled other than pursuant to the applicable terms thereof. One-third of the shares of the Company Common Stock to be issued under each Consulting Agreement will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock to be issued pursuant to a Consulting Agreement will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights. The remaining one-third will be restricted in their resale under Rule 144 and will have no registration rights. Moreover, at no time will the number of shares of the Company Common Stock to be issued to a Consultant under a Consulting Agreement be in such an amount that following the issuance of such shares such Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

          Upon the later of July 1, 2004, or the vote of the shareholders of the Company to approve the change in the capital structure of the Company as provided in Paragraph 3(e) hereof, the Company will issue 4,000,000 S-8 Shares to each of Janet Risher and Richard Schmidt and 333,333 S-8 Shares to each of Paul Ferandell, John Jordan, Bruce Caldwell, Jimmy Villalobos, and Ash Mascarenhas. Thereafter, as the Company increases its outstanding shares of the Company Common Stock, the Company, within 15 days, will issue additional shares of the Company Common Stock to the Consultants on a pro-rata basis to the 204,000,000 referenced in Paragraph 3(e) hereof.

          (k)  Other  Matters.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Sellers and their counsel, whose approval shall not be unreasonably withheld.

     4.   Representations,  Warranties,  and  Covenants  of  the Sellers and the
          ----------------------------------------------------------------------
Company.  Where a representation contained in this Agreement is qualified by the
-------
phrase "to the best of the Sellers' or the Company's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Sellers or the Company, as the case may be, believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Sellers, and the Company as to Paragraphs 4(b), (c), (e), (f), (g), (h),
(i),  (k),  (l),  (m),  and  (n),  represent,  warrant, and covenant as follows:

          (a)  Power  and  Authority.  The Sellers have full power and authority
               ---------------------
to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the Other Agreements.

          (b)  Organization  and Standing of the Company.  The Company is a duly
               -----------------------------------------
organized and validly existing Minnesota corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

          (c)  Capitalization.  The  Company  is  authorized  by its Articles of
               --------------
Incorporation to issue 50,000,000 shares of the Company Common Stock and 5,000,000 shares of the Company Preferred Stock. As of the date of this Agreement, there are 48,627,775 shares of the Company Common Stock duly and validly issued and outstanding, fully paid, and non-assessable, and 1,000,000 shares of the Company Preferred Stock issued and outstanding, fully paid, and non-assessable. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Company Common Stock and the Company Preferred Stock or other securities or entitling anyone to acquire the Company Common Stock and the Company Preferred Stock or other securities of the Company.

          (d)  Liabilities.  The  Company does not have liabilities in excess of
               -----------
$5,000.00  as  of  the  date  hereof.

          (e)  No  Employees.  The  Company  has  no  employees  as  of the date
               -------------
hereof.

          (f)  Binding Effect.  Upon execution and delivery by the Sellers, this
               --------------
Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Sellers, enforceable against the Sellers, in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (g)  No  Consents.  No  consent,  approval  or  authorization  of,  or
               ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Sellers prior to the date hereof to authorize the execution, delivery and performance by the Sellers of this Agreement or the Other Agreements.

          (h)  Stock Ownership.  The Sellers have good, absolute, and marketable
               ---------------
title to the Initial Common Shares and the Initial Preferred Shares. The Sellers have the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the Initial Common Shares and the Initial Preferred Shares pursuant to this Agreement. The delivery of the Initial Common Shares and the Initial Preferred Shares to the Purchaser as herein contemplated will vest in the Purchaser good, absolute and marketable title to the Initial Common Shares and the Initial Preferred Shares, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

          (i)  Restrictions  on  Shares.  The  Initial  Common  Shares  and  the
               ------------------------
Initial  Preferred  Shares  will  carry  a  restrictive  legend  under Rule 144.

          (j)  Litigation.  There  is no claim pending or, to the best knowledge
               ----------
of the Sellers or the Company threatened against the Sellers or the Company pertaining directly or indirectly to the matters set forth in this Agreement.

          (k)  Disclosure.  Neither  this  Agreement  nor  any  of the exhibits,
               ----------
attachments, written statements, documents, certificates or other items prepared for or supplied to the Purchaser by or on behalf of the Sellers or the Company with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Sellers or the Company have not disclosed to the Purchaser in writing and of which the Sellers or the Company or any of their respective officers, directors or executive employees is aware and which could reasonably be anticipated to have a material adverse effect on the Company or the ability of the Purchaser or the Company to consummate the transaction contemplated hereby.

          (l)  Contracts.  Except  as  set forth on Exhibit 4(l) or as expressly
               ---------                            ------------
contemplated by this Agreement, the Company is not a party to any written or oral contract or agreement including but not limited to any (i) pension, profit sharing, stock option, employee stock purchase or other plan providing for deferred or other compensation to employees or any other employee benefit plan, or any contract with any labor union; (ii) contract for the employment of any officer, individual employee or other person on a full-time, part-time, consulting or other basis or contract relating to loans to officers, directors or Affiliates; (iii) contract relating to the borrowing of money or the mortgaging, pledging or otherwise placing a lien on any asset of the Company;
(iv) guarantee of any obligation; (v) contract under which the Company has advanced or loaned any person any amount; (vi) contract under which the Company is lessee of or holds or operates any property, real or personal, owned by any other party; (vii) contract under which the Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company; (viii) assignment, license, indemnification or contract with respect to any intangible property (including, without limitation, any proprietary rights); (ix) warranty, contract with respect to services rendered or products sold or leased; (x) contract under which it has granted any person any registration rights (including piggyback rights) with respect to any securities; (xi) contract prohibiting it from freely engaging in any business or competing anywhere in the world; (xii) contract for the purchase, acquisition or supply of property and assets, whether for resale or otherwise; (xiii) contracts with independent agents or brokers; (xiv) marketing contracts; and (xv) any contract not in the ordinary course of business.

          (m)  Tax  Matters.  Except  as  disclosed on Exhibit 4(m), the Company
               ------------                            ------------
has filed all federal, state, and local tax reports, returns, information returns and other documents required to be filed and has duly paid all relevant taxes, including without limitation income, premium, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, leasing, lease, user, excise, duty, franchise, transfer, license, withholding, payroll, employment, fuel, excess profits, occupational and interest equalization, windfall profits, severance, and other charges due claimed to be due or may be due by federal, state, or local authorities.

          (n)  Compliance  with  Law and Applicable Government Regulations.  The
               -----------------------------------------------------------
Company is presently complying in respect of its operations, practices, real property, plants, structures, and other property, and all other aspects of its business, with all applicable federal state or local law.

     5.   Representations  and  Warranties  of  the  Purchaser.  Where  a
          ----------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which the Purchaser should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Sellers as follows:

          (a)  Power  and Authority.  The Purchaser has full power and authority
               --------------------
to  execute,  deliver  and  perform  this  Agreement  and  the Other Agreements.

          (b)  Binding  Effect.  Upon  execution  and delivery by the Purchaser,
               ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6.   Conditions Precedent to Obligations of the Purchaser.  All obligations
          ----------------------------------------------------
of the Purchaser under this Agreement are subject to the fulfillment or waiver (where permissible) prior to or at the Closing, of the following conditions:

          (a)  Representations  and  Warranties  True  at  the  Closing.  The
               --------------------------------------------------------
representations and warranties of the Sellers and the Company herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Sellers shall have performed all of the obligations to be performed by them hereunder as of the date hereof or prior to the Closing, as called for hereunder.

          (b)  Deliveries  at  the Closing.  The Sellers shall have delivered to
               ---------------------------
the  Purchaser  all  of  the  documents  required  to  be  delivered  hereunder.

          (c)  Other  Matters.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Purchaser and its counsel, whose approval shall not be unreasonably withheld.

     7.   Protection  Against  Dilution,  Etc.  In  any of the following events,
          -----------------------------------
occurring after the date hereof, and subject to the terms of Paragraph 3(e) hereof, appropriate adjustment shall be made in the number of shares of the Company Common Stock held by the Sellers or the Consultants and the purchase price per share to be paid, so as to maintain the proportionate interest of the Sellers and the Consultants from and after the date hereof: (a) recapitalization of the Company through a split-up or reverse split of the outstanding shares of the Company Common Stock or the Company Preferred Stock into a greater or lesser number, as the case may be, or (b) declaration of a dividend on the shares of the Company Common Stock or the Company Preferred Stock, payable in shares or other securities of the Company convertible into shares of the Company Common Stock or the Company Preferred Stock, or (c) any of the events described in Paragraph 8 hereof. See
Exhibit  7  attached  hereto for an example of the effect of the issuance of new
----------
shares  on  dilution.

     8.   Merger,  Etc.  In  case  the  Company,  or  any  successor,  shall  be
          ------------
consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock, cash or other property with the view to distributing such stock, cash or other property to its stockholders, each of the shares of the Company Common Stock or the Company Preferred Stock held by the Sellers or the Consultants shall be replaced for the purposes hereof by the securities of the Company or cash or property issuable or distributable in respect of one share of the Company Common Stock or the Company Preferred Stock, as the case may be, of the Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof.

     9.   No  Contracts,  Arrangements,  Understandings  or  Relationships  with
          ----------------------------------------------------------------------
Respect  to  Securities.  Other  than  the Stock Pledge Agreement and the Escrow
-----------------------
Agreement between the Sellers and the Purchaser, there are no contracts, arrangements, understandings or relationships (legal or otherwise) by any party to this Agreement, including any of the Consultants, or any other person with respect to the Company Common Stock or the Company Preferred Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock or the Company Preferred Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     10.  The  Nature and Survival of Representations, Covenants and Warranties.
          ---------------------------------------------------------------------
All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing.

     11.  Default by the Purchaser.  If the Sellers do not default hereunder and
          ------------------------
the Purchaser defaults hereunder, the Sellers may assert any remedy, including specific performance, which the Sellers may have by reason of any such default. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the non-defaulting party may assert any remedy, either at law or in equity to which such non-defaulting party may be entitled.

     Neither the Purchaser nor any of his employees, or agents and or attorneys or professional advisers representing any of them in this transaction, or the Company or Spiderboy.com, Inc (the "Paragraph 11 Parties') shall have any liability to the Sellers or to those individuals who are parties to the Consulting Agreements, or to the Company, with respect to any obligations under this Agreement, or the Other Agreements, or otherwise, for consequential, exemplary, special, incidental or punitive damages even if any of them have been advised of the possibility of such damages. In any event, the joint and several liability of the Paragraph 11 Parties to the Sellers or to the Company or Spiderboy.com, Inc. or any other party for any reason and upon any cause of action shall be limited to the aggregate amount of $250,000. This limitation applies to all causes of action in the aggregate, including without limitation to breach of contract, breach of warranty, negligence, strict liability, misrepresentations, and other torts. In the event the terms of this paragraph conflict with any of the other terms hereof or with the terms of any of the Other Agreements, the terms of this paragraph shall control and the provisions of this paragraph shall survive the Closing for five years.

     12.  Default  by  the Sellers.  If the Purchaser does not default hereunder
          ------------------------
and the Sellers default hereunder, the Purchaser may assert any remedy, including specific performance, which the Purchaser may have by reason of any such default. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the non-defaulting party may assert any remedy, either at law or in equity to which such non-defaulting party may be entitled.

     13.  Cooperation.  The  Purchaser  and  the  Sellers  will  each reasonably
          -----------
cooperate with the other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the Sellers or the Purchaser, conduct of the business of the Company, or the transactions contemplated hereunder.

     14.  Further  Conveyances  and  Assurances.  After the Closing, the Sellers
          -------------------------------------
and the Purchaser, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the Purchaser ownership of the Company Common Stock and the Company Preferred Stock.

     15.  Closing.  The  Closing of the sale and purchase contemplated hereunder
          -------
shall be on the date of the payment in full of the Note and the satisfaction of all of the other terms hereof. The Closing shall be held at the offices of the Sellers, 2820 La Mirada Drive, Suite H, Vista, California 92083 at 2:00 p.m.,
Pacific Time, on the date of the Closing, unless another hour or place is mutually agreed upon by the Sellers and the Purchaser.

     16.  Deliveries  at the Closing by the Sellers.  At the Closing the Sellers
          -----------------------------------------
shall  deliver:

          (a) Certificates representing 21,851,503 shares of the Company Common Stock duly endorsed by the Sellers, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Rule 144.

          (b) Certificates representing 1,000,000 shares of the Company Preferred Stock duly endorsed by the Sellers, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Rule 144.

          (c) The Sellers shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Sellers pursuant to this Paragraph 16 shall be reasonably satisfactory in form and substance to the Purchaser and his counsel.

     17.  No  Assignment.  This  Agreement  shall not be assignable by any party
          --------------
without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     18.  Brokerage.  The  Sellers and the Purchaser agree to indemnify and hold
          ---------
harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     19.  Mediation  and  Arbitration.  All  disputes arising or related to this
          ---------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Vista, California. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) California law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Vista, California, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     20.  Attorney's Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by any other parties subject to the limitation in Paragraph 11.

     21.  Benefit.  All  the  terms  and  provisions  of this Agreement shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     22.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Sellers, addressed to Ms. Janet Risher at P.O. Box 250, Rancho Santa Fe, California 92067, and to Mr. Richard Schmidt at 3427 Ybarra Road, Spring Valley, California 91978; if to the Company, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327; and if to the Purchaser, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     23.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     24.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     25.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of it, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     26.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     27.  Time  of  the  Essence.  Time  is  of  the  essence of this Agreement.
          ----------------------

     28.  Incorporation  by  Reference.  The  Attachments  to  this  Agreement
          ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     29.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.  Controlling Agreement.  In the event of any conflict between the terms
          ---------------------
of this Agreement or any of the Other Agreements or the Attachments referred to herein, the terms of this Agreement shall control.

     31.  Law  Governing; Jurisdiction.  This Agreement shall be governed by and
          ----------------------------
construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Southern District of California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     32.  Ratification  and Republication.  Except as amended by this Agreement,
          -------------------------------
the  parties  do  hereby  ratify  and  republish  the  Stock Purchase Agreement.

     33.  Entire  Agreement.  This instrument and the attachments hereto contain
          -----------------
the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.


                                             -----------------------------------
                                             JANET RISHER


                                             -----------------------------------
                                             RICHARD SCHMIDT


                                             SPIDERBOY INTERNATIONAL, INC.


                                             By
                                                --------------------------------
                                                Billy V. Ray, Jr., President


                                             -----------------------------------
                                             BILLY V. RAY, JR.


Attachments:
-----------
Attachment A     The Note
Attachment B     The Stock Pledge Agreement
Attachment C     The Escrow Agreement
Attachment D     The Stock Powers
Attachment E     Form of Consulting Agreement

Exhibits:
--------
Exhibit 4(l)     Contracts
Exhibit 4(m)     Tax Matters
Exhibit 7        Example of the Effect of the Issuance of New Shares on Dilution

                                  ATTACHMENT A
                                    THE NOTE

                             AMENDED PROMISSORY NOTE


$250,000.00                                                  February  27,  2004

     After date, without grace, for value received, BILLY RAY, (the "Maker") hereby promises to pay to the order of JANET RISHER and RICHARD SCHMIDT, residents of San Diego County, California (collectively, the "Payee") the original principal amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00). Except as may be otherwise provided herein, the unpaid principal of this Note shall bear no interest. All payments of principal and interest hereunder are payable in lawful money of the United States of America at 2820 La Mirada Drive, Suite H, Vista, California 92083, or such other place as the Payee may designate in writing to the Maker.

     The  principal  of  this  Note  shall  be  due  and  payable  as  follows:

     1. The sum of $25,000.00 shall be due and payable on or before 30 days after the vote by the shareholders of the Company pursuant to the Schedule 14A to be filed with the Securities and Exchange Commission as described in Paragraph 3(e) of that certain Stock Purchase Agreement dated February 27, 2004, as amended on even date herewith, by and between the Payee, Spiderboy International, Inc., a Minnesota corporation, and the Maker hereof, but in no event later than July 31, 2004. The Stock Purchase Agreement, as amended, is expressly incorporated herein by reference for all purposes.

     2. Thereafter, this Note shall be due and payable in nine monthly installments of $25,000.00 each, payable on the last day of each and every calendar month, beginning on August 31, 2004, and continuing regularly thereafter until the whole of said principal amount has been duly paid.

     3. All payments hereunder shall be first applied to expenses and other charges then to any accrued interest, and the balance, if any to principal.

     Any interest on this Note shall be computed for the actual number of days elapsed and on the basis of a year consisting of 360 days, unless the maximum legal interest rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding such maximum rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which it accrued. It is the intention of the Maker and the Payee to conform strictly to applicable usury laws. It is therefore agreed that (i) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest the Payee may charge the Maker under applicable law and in regard to which the Maker may not successfully assert the claim or defense of usury, and (ii) if any excess interest is provided for, it shall be deemed a mistake and the same shall be refunded to the Maker or credited on the unpaid principal balance hereof and this Note shall be automatically deemed reformed so as to permit only the collection of the maximum legal contract rate and amount of interest.

     If, for any reason whatever, the interest paid on this Note shall exceed the maximum non-usurious amount permitted by law, the Payee shall refund to the Maker such portion of said interest as may be necessary to cause the interest paid on this Note to equal the maximum non-usurious amount permitted by law, and no more. All sums paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby shall to the extent permitted by applicable law be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full.

     This Note may be prepaid in whole or in part at any time without premium or penalty by the Maker. Prepayments shall be applied to installments of principal in the inverse order of maturity so that they will pay the last maturing principal installments first, and these payments will not reduce the amount or time of payment of the remaining installments. Any interest on any prepaid installment of principal shall immediately cease to accrue.

     Except as provided herein, the Maker and each surety, endorser, and guarantor waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, grace, and diligence in the collection of this Note, and in filing suit hereon, and agrees that its liability for the payment hereof shall not be affected or impaired by any release or change in the security or by any extension or extensions of time of payment.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     In the event of default in the payment of this Note or under any instrument executed in connection with this Note, the Maker agrees to pay on demand all costs incurred by the Payee (i) in the collection of any sums, including, but not limited to, principal, interest, expenses, and reimbursements due and payable on this Note, and (ii) in the enforcement of the other terms and provisions of this Note or any instrument securing payment of this Note, whether such collection or enforcement be accomplished by suit or otherwise, including the Payee's reasonable attorney's fees.

     It is agreed that time is of the essence of this Note, and upon the failure of the Maker to cure an event of default in the payment of any fixed monthly payment when due hereunder within 30 days after receipt of notice from the Payee or other holder of such failure, or upon the failure of the Maker to cure any event of default within 30 days after receipt of notice from the Payee or other holder of such failure, the Payee may declare the whole sum of the principal of this Note remaining at the time unpaid, together with the accrued interest, charges, and, to the extent permitted under applicable law, costs and reasonable attorney's fees incurred by the Payee in collecting or enforcing the payment thereof, immediately due and payable without further notice, and failure to exercise said option shall not constitute a waiver on the part of the Payee of the right to exercise the same at any other time.

     If this Note is not paid at maturity, however maturity may be brought about, all principal and interest due on the date of such maturity shall bear interest from the date of such maturity at the maximum contract rate of interest which the Payee may charge the Maker under applicable law.

     Except as otherwise provided for herein, each maker, surety, guarantor and endorser of this Note expressly waives all notices, including, but not limited to, all demands for payment, presentations for payment, notice of opportunity to cure default, notice of intention to accelerate the maturity, notice of protest and notice of acceleration of the maturity, notice of protest and notice of acceleration of the maturity of this Note, and consents that this Note and the security interest securing its payment may be renewed and the time of payment extended without notice and without releasing any of the parties.

     This Note is secured by that certain Stock Pledge Agreement dated February 27, 2004 executed by the Maker, as the Debtor, in favor of the Payee, as the Secured Party (the "Stock Pledge Agreement").

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     This Note shall be governed by and construed in accordance with the laws of the State of California and applicable federal law.


                                             -----------------------------------
                                             BILLY RAY

                                  ATTACHMENT B
                           THE STOCK PLEDGE AGREEMENT

                             STOCK PLEDGE AGREEMENT


     THIS AGREEMENT is made this 27th day of February, 2004, by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Secured Party") and BILLY RAY (the "Debtor").

     WHEREAS, the Secured Party, pursuant to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") with respect to SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") has agreed to sell to the Debtor 21,851,503 shares of the issued and outstanding common stock of the Company, no par value per share (the "Company Common Stock"), and 1,000,000 shares of the issued and outstanding preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Debtor has executed and delivered to the Secured Party that one certain promissory note of even date herewith in the original principal amount of $250,000 payable to the order of the Secured Party (the "Note"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Debtor and the Company have executed or will execute that certain Escrow Agreement (the "Escrow Agreement") and various Consulting Agreements (collectively, the "Consulting Agreements") as described therein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.   Security  Interest.  The  Debtor  hereby grants to the Secured Party a
          ------------------
security interest and agrees and acknowledges that the Secured Party has and shall continue to have a security interest in the Company Common Stock and the Company Preferred Stock and in any other shares of the capital stock of the Company now owned or hereafter acquired by the Debtor, all present and future issued and outstanding shares of capital stock or other equity and/or investment securities issued by the Company, together with all monies, income, proceeds, increases, substitutions, replacements, additions, accessions and benefits attributable or accruing to said property, including, but not limited to, all stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other properties or benefits for which the Debtor is or may hereafter become entitled to receive on account of said property, and in the event that the Debtor shall receive any of such, the Debtor shall hold same as trustee for the Secured Party and will immediately deliver same to the Secured Party to be held hereunder in the same manner as the properties specifically described above are held hereunder. All property of all kinds in which the Secured Party is herein granted a security interest, including, but not limited to, the Company Common Stock and the Company Preferred Stock, shall hereinafter be referred to as the "Collateral."

     The Debtor agrees to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be required by the Secured Party in order to effectively grant to the Secured Party the security interest in the Collateral. The security interest granted hereby is to secure the payment of any and all indebtedness, liabilities, obligations, and duties whatsoever of the Company and/or the Debtor to the Secured Party whether direct or whether now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint or several, including, but not limited to, the Stock Purchase Agreement, the Note, the Escrow Agreement, the Consulting Agreements, and all costs incurred by the Secured Party to enforce this Agreement or any of the above described agreements and instruments, including but not limited to attorney's fees and expenses (all of such obligations, indebtedness and liabilities being hereinafter collectively referred to as the "Obligations").

     2.   Warranties and Covenants of the Debtor.  The Debtor, for so long as he
          --------------------------------------
has any duty with respect to the Obligations, hereby warrants and covenants as follows:

          (a) The security interest granted hereby will attach to the Collateral on the date hereof.

          (b) Except for the security interest granted hereby and for taxes not yet due, the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          (c) The Debtor authorizes the Secured Party to file a financing statement, if desired by the Secured Party in any applicable jurisdiction, signed only by the Secured Party covering the Collateral, and at the request of the Secured Party, the Debtor will join the Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in effect in any such jurisdiction on the date hereof in a form satisfactory to the Secured Party, and the Secured Party will pay the cost of filing the same, or filing or recording the financing statements in all public offices wherever filing or recording is deemed by the Secured Party to be necessary or desirable. It being further stipulated in this regard that the Secured Party may also at any time or times sign a counterpart of this Agreement signed by the Debtor and file same as a financing statement if the Secured Party shall elect to do so.

          (d) The Debtor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein.

          (e) Subject to the Stock Purchase Agreement, the Debtor will keep the Collateral free from any adverse lien, security interest, or encumbrance, except the security interest granted hereby and for taxes not yet due.

          (f) The Debtor will pay to the Secured Party all costs and expenses, including reasonable attorney's fees, incurred or paid by the Secured Party in exercising or protecting its interests, rights and remedies under this Agreement in the event of default by the Debtor hereunder or under the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein.

          (g) The Debtor will pay all expenses incurred by the Secured Party in preserving, defending, and enforcing this security interest in the Collateral and in collecting or enforcing the Obligations. Expenses for which the Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payment at the highest rate stated in the Obligations, and the Debtor will pay the Secured Party this interest on demand at a time and place reasonably specified by the Secured Party. These expenses and interest will be part of the Obligations and will be recoverable as such in all respects.

          (h) The Debtor will immediately notify the Secured Party of any change in the Debtor's name, address, or location, change in any matter warranted or represented in this Agreement, change that may affect this security interest, and any Event of Default.

          (i) The Debtor appoints the Secured Party as the Debtor's attorney-in-fact, effective if an Event of Default as hereinafter defined is not cured within 30 days after receipt by the Debtor from the Secured Party of notice thereof, to do any act that the Debtor is obligated to do by this Agreement, to exercise all rights of the Debtor in the Collateral, to make all collections, to execute any papers and instruments, and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect the Secured Party's security interest in the Collateral.

     3.   General  Covenants.  The  security interest granted hereby shall in no
          ------------------
way be affected by any indulgence or indulgences, extension or extensions, change or changes in the form, evidence, maturity, rate of interest or otherwise of the Obligations, or by want of presentment, notice, protest, suit, or indulgence upon the Obligations, or shall any release of any security for any of the parties liable for the payment of the Obligations in any manner affect or impair this Agreement, and same shall continue in full force and effect in accordance with their terms until the Obligations have been fully paid.

     Any and all securities and other properties of the Debtor heretofore, now or hereafter delivered to the Secured Party or in the Secured Party's possession, shall also secure the Obligations and shall be held and construed to be a part of the Collateral hereunder to the same extent as fully described herein.

     4.   Events  of  Default.  The  Debtor  shall  be  in  default  under  this
          -------------------
Agreement upon the happening of any of the following events or conditions (hereinafter severally referred to as an "Event of Default" and collectively referred to as the "Events of Default"):

          (a)  Default  by  the  Debtor  with respect to any of the Obligations.

          (b) The levy of any attachment, execution or other process against the Debtor, the Company, or any of the Collateral that is not stayed or dismissed within 30 days.

          (c) Dissolution, termination of existence, insolvency or business failure of the Debtor, the Company, or any endorser, guarantor or surety of the Obligations, or commission of the act of bankruptcy by, or the appointment of a receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or commencement of any proceedings under any bankruptcy or insolvency law by or against, the Debtor, the Company or any endorser, guarantor, or surety for the Obligations that are not stayed or dismissed within 30 days of filing.

          (d) Default in the performance of any covenant or agreement of the Debtor or the Company to the Secured Party, whether under this Agreement, the Note, the Escrow Agreement, or any of the Consulting Agreements, or any other instrument executed in connection with said agreements or otherwise.

          (e) The occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement, or similar instrument permits the acceleration of maturity of any indebtedness of the Company or the Debtor to the Secured Party, or to persons other than the Secured Party, or the Secured Party receives notification that another person has or expects to acquire a security interest in the Collateral or any part thereof.

          (f) If any warranty, covenant, or representation made to the Secured Party by or on behalf of the Debtor or the Company proves to have been false in any material respect when made.

          (g)  If  any  lien  attaches  to  any  of  the  Collateral.

     5.   Remedies.  Upon  the  failure  of the Debtor or the Company to cure an
          --------
Event of Default within 30 days after receipt of notice from the Secured Party of such Event of Default and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable without presentment or demand or any further notice to the Debtor, the Company or any other person obligated thereon and the Secured Party shall have and may exercise with reference to the Collateral any and all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of California, and as otherwise granted herein or under any other agreement executed by the Debtor, including, without limitation, the right and power to sell at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code as adopted in the State of California after default by the Debtor or the Company and to apply the proceeds thereof toward the payment of any costs and expenses and attorney's fees thereby incurred by the Secured Party and toward payment of the Obligations, in such order or manner as the Secured Party may elect, including, without limiting the foregoing:

          (a) The Secured Party is hereby granted the right, at its option, upon the occurrence of an Event of Default hereunder, to transfer at any time to itself or to its nominee securities or other property hereby pledged, or any part thereof, and to thereafter exercise all voting rights with respect to such security so transferred and to receive the proceeds, payments, monies, income or benefits attributable or accruing thereto and to hold the same as security for the Obligations hereby secured or at the Secured Party's election, to apply such amounts to the Obligations, whether or not then due, in such order as the Secured Party may elect, or, the Secured Party may, at its option, without transferring such securities or properties to its nominee, exercise all voting rights with respect to the securities pledged hereunder and vote all or any part of such securities at any regular or special meeting of the stockholders of the Company, and the Debtor does hereby name, constitute and appoint as a proxy of the Debtor the Secured Party, in the Debtor's name, place and stead to vote any and all such securities, as said proxy may elect for and in the name, place and stead of the Debtor, such proxy to be irrevocable and deemed coupled with an interest.

          (b) Sell, lease, or otherwise dispose of any of the Collateral in accordance with the rights, remedies, and duties of a secured party under Chapters 2 and 9 of the California Uniform Commercial Code after giving notice as required by those chapters; unless the Collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market. The Secured Party will give the Debtor reasonable notice of any public sale of the Collateral or of a time after which it may be otherwise disposed of without further notice of the Debtor. In such event, notice will be deemed reasonable if it is mailed, postage prepaid, to the Debtor at the address specified in this Agreement at least 30 days before any public sale or 30 days before the time when the Collateral may be otherwise disposed of without further notice to the Debtor.

          (c) Apply any proceeds from disposition of the Collateral after default in the manner specified in Chapter 9 of the California Uniform Commercial Code, including payment of the Secured Party's reasonable attorney's fees and court expenses.

          (d) If, after disposition of the Collateral, the Obligations remain unsatisfied, collect the deficiency from the Debtor.

     6.   Voting  Rights.  So  long  as  no  Event  of  Default has occurred and
          --------------
remains uncured for the applicable grace period under the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or hereunder, the Debtor shall have the right to vote all of the shares of the Company Common Stock and the Company
Preferred Stock or items of the Collateral subject to this Agreement, and the Secured Party shall on demand execute and deliver an effective proxy or proxies in favor of the Debtor, whenever demand is made upon the Secured Party for such proxy or proxies by the Debtor.

     7.   Payment  of the Note.  Simultaneously  with the payment in full of the
          --------------------
Note, the Secured Party shall execute and file at its own expense any and all instruments necessary to terminate the security interest in the 21,851,503 shares of the Company Common Stock created by this Agreement and also execute any and all other instruments deemed reasonably necessary by the Debtor to vest in the Debtor title in the 21,851,503 shares of the Company Common Stock, free from any claim by the Secured Party.

     8.   Satisfaction of the Other Obligations.  Simultaneously  with  the
          -------------------------------------
satisfaction of all of the Obligations, and after the payment in full of the Note, or the Obligations other than the Note are otherwise deemed to have been satisfied in full pursuant to the terms of the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the Secured Party shall execute and file at its own expense any and all instruments necessary to terminate the security interest in the 1,000,000 shares of the Company Preferred Stock created by this Agreement and also execute any and all other instruments deemed reasonably necessary by the Debtor to vest in the Debtor title in the 1,000,000 shares of the Company Preferred Stock, free from any claim by the Secured Party.

     9.   No  Usury.  It  is  the intention of the parties hereto to comply with
          ---------
the usury laws of the State of California. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Agreement, or any of the documents evidencing the Obligations or otherwise relating thereto, then in such event:

          (a)  The  provisions  of  this  paragraph  shall  govern  and control;

          (b) Neither the Debtor, the Company nor their successors or assigns, or any other party liable for the payment of the Obligations, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law;

          (c) Any such excess interest which may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the unpaid principal amount thereof or refunded to the maker thereof; and

          (d) The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws of the State of California as now or hereafter construed by any court of competent jurisdiction.

     10.  Attorney's Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against the other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party hereto.

     11.  Benefit.  All  the  terms  and  provisions  of this Agreement shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     12.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Secured Party, addressed c/o Ms. Janet Risher at P. O. Box 250, Rancho Santa Fe, California 92067, telecopier (888) 267-5950, and e-mail colonel@cybertelcorp.com; and if to the Debtor, addressed to Mr. Billy Ray at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     13.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     14.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     15.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     17.  Time  of  the  Essence.  Time  is  of  the  essence of this Agreement.
          ----------------------

     18.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     19.  Excusable  Delay.  None  of  the  parties hereto shall be obligated to
          ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, terrorists, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     20.  Incorporation  by  Reference.  The Stock Purchase Agreement, the Note,
          ----------------------------
the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     21.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     22.  Controlling Agreement.  In the event of any conflict between the terms
          ---------------------
of this Agreement, the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the terms of the Stock Purchase Agreement shall control.

     23.  Law  Governing.  This Agreement shall be construed and governed by the
          --------------
laws of the State of California, and all obligations hereunder shall be deemed performable in San Diego County, California.

     24.  Perfection  of  Title.  The parties hereto shall do all other acts and
          ---------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     25.  Entire  Agreement.  This  instrument  contains the entire Agreement of
          -----------------
the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                                             THE SECURED PARTY:


                                             -----------------------------------
                                             JANET RISHER


                                             -----------------------------------
                                             RICHARD SCHMIDT


                                             THE DEBTOR:


                                             -----------------------------------
                                             BILLY RAY

                                  ATTACHMENT C
                              THE ESCROW AGREEMENT

                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT is made and entered into this 27th day of February, 2004 by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Sellers"), BILLY RAY (the "Purchaser"), and NORMAN T. REYNOLDS (the "Escrow Agent").

     WHEREAS, on even date herewith, the Sellers, pursuant to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") with respect to SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") have agreed to sell to the Purchaser 21,851,503 shares of the issued and outstanding common stock of the Company, no par value per share (the
"Company Common Stock"), and 1,000,000 shares of the issued and outstanding preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Purchaser has executed and delivered to the Sellers that one certain promissory note of even date herewith in the original principal amount of $250,000 payable to the order of the Sellers (the "Note"); and

     WHEREAS, to secure the payment of the Note, the Purchaser has executed and delivered to the Sellers that one certain Stock Pledge Agreement of even date herewith (the "Stock Pledge Agreement"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Company will execute various Consulting Agreements (collectively, the "Consulting Agreements"); and

     WHEREAS, the Stock Purchase Agreement provides for an escrow as therein provided; and

     WHEREAS, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.   Creation  of  Escrow.  The Sellers have delivered into escrow with the
          --------------------
Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent, 21,851,503 shares of the Company Common Stock and 1,000,000 shares of the Company Preferred Stock (the "Escrowed Shares"). The Escrowed Shares have been accompanied by stock powers duly executed by the Sellers in favor of the Purchaser, which will be utilized to transfer the Escrowed Shares to the Purchaser upon satisfaction of all of the terms of the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, and this Agreement.

     2.   Voting  Rights.  So  long  as  no  Event  of  Default has occurred and
          --------------
remains uncured for the applicable grace period under the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or hereunder, the Purchaser shall have the right to vote all of the Escrowed Shares, and the Sellers shall on demand execute and deliver an effective proxy or proxies in favor of the Purchaser, whenever demand is made upon the Sellers for such proxy or proxies by the Purchaser.

     3.   Duty  of  the  Escrow Agent.  The sole duty of the Escrow Agent, other
          ---------------------------
than as hereinafter specified, shall be to receive the Escrowed Shares and hold them subject to release, in accordance with this Agreement.

     4.   Release  of  the  Escrowed  Shares  and Termination.  The Escrow Agent
          ---------------------------------------------------
shall release the Escrowed Shares upon receipt of written notice of the payment of the Note and the satisfaction of all of the terms of the Stock Purchase Agreement, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, and this Agreement. Upon the complete delivery of the Escrowed Shares by the Escrow Agent to the Purchaser in accordance with the distribution terms hereinabove set forth, the Escrow Agent shall be relieved of all liabilities in connection with the Escrow Account and this Agreement shall terminate.

     5.   Liability  of  the  Escrow  Agent.  The  duties  of  the  Escrow Agent
          ---------------------------------
hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement. The Escrow Agent may rely and act upon any instrument received by it pursuant to this Agreement which it reasonably believes to be in conformity with the requirements of this Agreement and the Escrow Agent shall not be responsible for determining the genuineness, authenticity of authority from any such instrument or the person signing same. The Escrow Agent will not be liable for any action taken or not taken by it under the terms of this Agreement in the absence of fraud or gross negligence on its part.

     The further provisions shall govern the Escrow Agent's liabilities hereunder:

          (a) In receiving the Escrowed Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.

          (b) The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (c) The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Sellers or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur financial liability or expense in the performance of any of its duties hereunder.

          (d) The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Sellers and the Purchaser or any other parties to this Agreement, or to any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ be entered without jurisdiction or be invalid for any reason or be subsequently reversed, modified, annulled, satisfied or vacated.

          (e) The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Escrowed Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

          (f) Should any controversy arise between the Escrow Agent, the Sellers, or the Purchaser or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrowed Shares, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement or the Escrowed Shares, the Sellers and the Purchaser hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as escrow agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

     6.   Indemnification.  The  Sellers  and  the  Purchaser  hereby  agree  to
          ---------------
indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees charges and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of its acting as Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent.

     7.   Resignation.  The  Escrow Agent may resign as escrow agent at any time
          -----------
by giving the Sellers and the Purchaser at least 10 days' prior written notice of such resignation. If, on the effective date of such resignation, the Escrow Agent has not received written instructions of appointment of a successor escrow agent, the Escrow Agent may thereupon deposit the Escrowed Shares and stock powers into the registry of a court of competent jurisdiction. The parties hereto intend that a substitute escrow agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation, and the Sellers and the Purchaser will use their best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

     8.   Termination  and  Amendment.  This  Agreement  shall  remain in effect
          ---------------------------
until the Escrowed Shares are delivered in accordance herewith; provided that any escrow agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Sellers and the Purchaser and any successor escrow agent. No amendment or modification to this Agreement shall be in force or effect unless signed by the parties hereto.

     9.   No  Trusteeship.  The  Sellers and the Purchaser agree that the Escrow
          ---------------
Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

     10.  Confidentiality.  Except  as required by applicable law, legal process
          ---------------
or other legal compulsion, the Escrow Agent shall hold all information relating to the transactions contemplated by this Agreement in strict confidence and under no circumstance shall any of the terms and conditions or the participants involved be disclosed, unless such disclosure is mandated by applicable law.

     11.  No  Contracts,  Arrangements,  Understandings  or  Relationships  with
          ----------------------------------------------------------------------
Respect to Securities.  Other than the Stock Pledge Agreement and this Agreement
---------------------
between the Sellers and the Purchaser, there are no contracts, arrangements, understandings or relationships (legal or otherwise) by any party to this Agreement or the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or any other person with respect to the Escrowed Shares, or any other securities of the Company, including but not limited to transfer or voting of any of the Escrowed Shares, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     12.  Attorneys' Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     13.  Benefit.  The  terms and provisions of this Agreement shall be binding
          -------
upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     14.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Sellers, addressed to Ms. Janet Risher at P.O. Box 250, Rancho Santa Fe, California 92067, and to Mr. Richard Schmidt at 3427 Ybarra Road, Spring Valley, California 91978; and if to the Purchaser, addressed to Mr. Billy Ray at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327; and if to the Escrow Agent, addressed to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     15.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.  Representations,  Warranties and Agreements to Survive.  All indemnity
          ------------------------------------------------------
agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

     18.  Cumulative  Rights.  The  rights  and  remedies  contained  in  this
          ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.  Excusable  Delay.  The  parties  shall not be obligated to perform and
          ----------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.  No  Third-Party  Beneficiary.  Any  agreement to pay an amount and any
          ----------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.  Governing  law; Jurisdiction.  This Agreement shall be governed by and
          ----------------------------
construed in accordance with the laws of the State of Texas without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Houston, Texas, as well as of the District Courts of the State of Texas in Houston, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.  Incorporation  by  Reference.  The Stock Purchase Agreement, the Note,
          ----------------------------
the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     26.  Controlling Agreement.  In the event of any conflict between the terms
          ---------------------
of this Agreement, the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the terms of the Stock Purchase Agreement shall control.

     27.  Entire  Agreement.  This  instrument contains the entire understanding
          -----------------
of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.




                                             -----------------------------------
                                             JANET RISHER


                                             -----------------------------------
                                             RICHARD SCHMIDT


                                             -----------------------------------
                                             BILLY RAY


                                             -----------------------------------
                                             NORMAN T. REYNOLDS

                                  ATTACHMENT D
                                THE STOCK POWERS

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ____________ 500,000 shares of the preferred stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No _________ and irrevocably appoint _____________as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: February ___, 2004

WITNESS:


-------------------------------             ----------------------------------
Signature                                   Signature

                                            Janet  Risher
-------------------------------             ----------------------------------
Printed Name                                Printed Name

                                            P.O. Box 250
-------------------------------             ----------------------------------
Street Address                              Street Address

                                            Rancho Santa Fe, California  92067
-------------------------------             ----------------------------------
City, State and Zip Code                    City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ____________ 10,925,752 shares of the common stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No _________ and irrevocably appoint ____________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: February ___, 2004

WITNESS:


-------------------------------             ----------------------------------
Signature                                   Signature

                                            Janet  Risher
-------------------------------             ----------------------------------
Printed Name                                Printed Name

                                            P.O. Box 250
-------------------------------             ----------------------------------
Street Address                              Street Address

                                            Rancho Santa Fe, California  92067
-------------------------------             ----------------------------------
City, State and Zip Code                    City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ____________ 500,000 shares of the preferred stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No ___________ and irrevocably appoint _______________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: February ___, 2004

WITNESS:


-------------------------------             ----------------------------------
Signature                                   Signature

                                            Richard Schmidt
-------------------------------             ----------------------------------
Printed Name                                Printed Name

                                            3427 Ybarra Road
-------------------------------             ----------------------------------
Street Address                              Street Address

                                            Spring Valley, California 91978
-------------------------------             ----------------------------------
City, State and Zip Code                    City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ____________ 10,925,751 shares of the common stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No __________ and irrevocably appoint _______________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: February ___, 2004

WITNESS:


-------------------------------             ----------------------------------
Signature                                   Signature

                                            Richard Schmidt
-------------------------------             ----------------------------------
Printed Name                                Printed Name

                                            3427 Ybarra Road
-------------------------------             ----------------------------------
Street Address                              Street Address

                                            Spring Valley, California 91978
-------------------------------             ----------------------------------
City, State and Zip Code                    City, State and Zip Code

                                  ATTACHMENT E
                          FORM OF CONSULTING AGREEMENT

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this ___ day of __________________, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and RICHARD SCHMIDT (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Services.  The Company hereby engages and retains the Consultant as an
          --------
independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.   Representations.  The Consultant hereby agrees to use its best efforts
          ---------------
in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.   Fees.  In  full  consideration of the Services provided hereunder, the
          ----
Company hereby grants to the Consultant _________ shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Upon the later of July 1, 2004, or the vote of the shareholders of the Company to approve the change in the capital structure of the Company as provided in Paragraph 3(e) of that certain Amended and Restated Stock Purchase Agreement dated May 25, 2004, by and between Janet Risher and Richard Schmidt, the Company, and Billy V. Ray, Jr., the Company will issue ___________ shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: ___________ times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 4,000,000 shares of the Company Common Stock, the Consultant would be entitled to an additional 9,970,588 shares determined as follows:

                9,970,588 = 19,000,000 x 150,000,000 - 4,000,000
                                         -----------
                                         204,000,000

     4.   Representations and Warranties of the Consultant.  With respect to the
          ------------------------------------------------
S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)  The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.   Restrictions  on Transfer.  The Consultant understands and agrees that
          -------------------------
the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

          THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.   Expenses.  All expenses, including travel and lodging, incurred by the
          --------
Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.   Insurance.  The  parties  agree that the Company shall not be required
          ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.   Duration.  This Agreement shall remain in effect for a period of _____
          --------
years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.   Confidentiality.  All information relating to the business and affairs
          ---------------
of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.  No  Contracts,  Arrangements,  Understandings  or  Relationships  with
          ----------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.  Attorneys' Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.  Benefit.  The  terms and provisions of this Agreement shall be binding
          -------
upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.  Conflict.  Notwithstanding  anything herein contained to the contrary,
          --------
in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.  Relationship  of  Parties.  The Consultant is providing services on an
          -------------------------
independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, and if to the Consultant, addressed to Mr. _______ at ______________, telecopier (___) ______, and e-mail __________. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.  Cumulative  Rights.  The  rights  and  remedies  contained  in  this
          ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.  Excusable  Delay.  The  parties  shall not be obligated to perform and
          ----------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.  No  Third-Party  Beneficiary.  Any  agreement to pay an amount and any
          ----------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.  Governing  law; Jurisdiction.  This Agreement shall be governed by and
          ----------------------------
construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.  Incorporation  by  Reference.  The  Attachments  to  this  Agreement
          ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.  Entire  Agreement.  This  instrument contains the entire understanding
          -----------------
of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                              SPIDERBOY INTERNATIONAL, INC.


                              By
                                  ----------------------------------------------
                                  Billy V. Ray, Jr., President


                                  ----------------------------------------------
                                  -----------------------


Attachment:
----------
Attachment 1 - Registration Rights Agreement

                                  ATTACHMENT 1
                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of _______________, 2004, by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and _______________________ (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder up to ___________ shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Registration  Rights  Available.  Pursuant to the terms and conditions
          -------------------------------
contained herein, and in the Consulting Agreement, the Company agrees to provide the Holder or any permitted assignee of the Holder (collectively, the "Holder") with the right to "piggyback" (the "Registration Rights") on a firm commitment underwritten offering with respect to the Company Common Stock and any other securities issued or issuable at any time or from time to time in respect of the Company Common Stock as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Registrable Securities").

     2.   Registration  Rights.  With  respect  to  the Registration Rights, the
          --------------------
parties  agree  as  follows:

          (a) Subject to Paragraph 2(b), the Company will (i) promptly give to the Holder written notice of any registration relating to an Underwritten Public Offering, and (ii) include in such registration (and related qualification under blue sky laws or other compliance) such of the Holder's Registrable Securities as are specified in the Holder's written request or requests, mailed in accordance with the terms of this Agreement within 30 days after the date of such written notice from the Company.

          (b) The right of the Holder to registration pursuant to the Registration Rights shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of the Registrable Securities in the underwriting shall be limited to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for the Underwritten Public Offering by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of the Registrable Securities to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and the Underwritten Public Offering as follows: the number of the Registrable Securities that may be included in the registration and the Underwritten Public Offering by the Holder shall be determined by multiplying the number of the shares of the Registrable Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and the Underwritten Public Offering times a fraction, the numerator of which is the number of the Registrable Securities requested to be included in such registration and the Underwritten Public Offering by the Holder, and the denominator of which is the total number of the Registrable Securities which all selling shareholders of the Company have requested to be included in such registration and the Underwritten Public
Offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of the Underwritten Public Offering. Any of the Registrable Securities excluded or withdrawn from the Underwritten Public Offering shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 60 days after the effective date of the Registration
Statement relating thereto, or such other shorter period of time as the underwriters may require.

     3.   Registration  Procedure.  With respect to the Registration Rights, the
          -----------------------
following  provisions  shall  apply:

          (a) The Holder shall be obligated to furnish to the Company and the underwriters such information regarding the Registrable Securities and the proposed manner of distribution of the Registrable Securities as the Company and the underwriters may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters in connection with such registration, qualification or compliance.

          (b) With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may at any time permit the sale of any Restricted Securities as defined in Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act") to the public without registration, the Company agrees to use its best lawful efforts to:

               (i) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

               (iii) So long as the Holder owns any Restricted Securities, to furnish to the Holder upon request a written statement from the Company as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any Restricted Securities without registration.

          (c) The Company agrees that it will furnish to the Holder such number of prospectuses meeting the requirements of Section 10(a)(3) of the Securities Act, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

          (d) All expenses (except for any underwriting and selling discounts and commissions and legal fees for the Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

          (e) In connection with the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and the Holder's attorneys and accountants, the opportunity to participate in the preparation of any Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

          (f) The Company shall notify each Holder of Registrable Securities covered by a Registration Statement, during the time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     4.   Blackout  Period.  At  any  time  after  the  effective  date  of  the
          ----------------
Registration Statement, if the Company gives to the Holder a notice pursuant to Paragraph 3(f) hereof and stating that the Company requires the suspension by the Holder of the distribution of any of the Registrable Securities, then the Holder shall cease distributing the Registrable Securities for such period of time (the "Blackout Period"), not to exceed 120 days from the time notice is sent until the Company informs the Holder that the Blackout Period has been terminated. Upon notice by the Company to the Holder of such determination, the Holder will (a) keep the fact of any such notice strictly confidential, (b) promptly halt any offer, sale, trading or transfer of any of the Registrable Securities for the duration of the Blackout Period, and (c) promptly halt any use, publication, dissemination or distribution of each prospectus included within the Registration Statement, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period.

     5.   Lock-Up.  In  connection  with  any  Underwritten Public Offering, the
          -------
Holder agrees, if requested, to execute a lock-up letter addressed to the managing underwriter in customary form agreeing not to sell or otherwise dispose of the Registrable Securities owned by the Holder (other than any that may be included in the offering) for a period not exceeding 180 days.

     6.   Delay  of  Registration.  No  Holder shall have any right to obtain or
          -----------------------
seek an injunction restraining or otherwise delaying any registration of the Registrable Securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     7.   Indemnification  by  the Company.  In the event of any registration of
          --------------------------------
the Registrable Securities of the Company under the Securities Act, pursuant to the terms of this Agreement, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of the Registrable Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively the "Claims"), to which the Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as the Claims or actions or proceedings, whether commenced or threatened, in respect thereto arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Holder's Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim or action or proceeding in respect thereto; provided that the Company shall not be liable in any such case to the extent that any Claim or action or proceeding in respect thereof or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter and survive the transfer of the Registrable Securities by the Holder.

     8.   Indemnification  by  the  Holder.  The  Company  may  require,  as  a
          --------------------------------
condition to including the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 7 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which the Holder shall be required to suffer shall be limited to the net proceeds to the Holder from the Registrable Securities sold by the Holder in any such offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Holder.

     9.   Notice  of  Claims.  Promptly after receipt by an indemnified party of
          ------------------
notice of the commencement of any action or proceeding involving a Claim, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of a Claim the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of a Claim.

     10.  Indemnification  Payments.  The  indemnification  required  by  this
          -------------------------
Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     11.  Assignment of Registration Rights.  The rights to cause the Company to
          ---------------------------------
register Registrable Securities pursuant to this Agreement may be assigned by the Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a Holder under this Agreement; provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which the Registration Rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual or (b) a transferee or assignee that after the transfer or assignment holds all of the Registrable Securities.

     12.  Termination  of  this  Agreement.  This Agreement shall terminate with
          --------------------------------
respect to the Holder when all of the Registrable Securities have been registered as provided herein.

     13.  No  Contracts,  Arrangements,  Understandings  or  Relationships  with
          ----------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     14.  Attorneys' Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     15.  Arbitration.  Any  controversy  or claim arising out of or relating to
          -----------
this Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial
Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be San Diego, California. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to: (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

     16.  Benefit.  All  the  terms  and  provisions  of this Agreement shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Holder.

     17.  Conflict.  Notwithstanding  anything herein contained to the contrary,
          --------
in the event of any conflict between the terms of the Consulting Agreement or this Agreement, the terms of this Agreement shall control.

     18.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, telecopier
(678) 443-2320, and if to the Holder, addressed to __________ at ______________, telecopier (___) ______, and e-mail __________. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     19.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     20.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     21.  Cumulative  Rights.  The  rights  and  remedies  contained  in  this
          ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     22.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     23.  General  Assurances.  The  parties  agree to execute, acknowledge, and
          -------------------
deliver all such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

     24.  Time  of  the  Essence.  Time  is  of  the  essence of this Agreement.
          ----------------------

     25.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     26.  Excusable  Delay.  The  parties  shall not be obligated to perform and
          ----------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     27.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     28.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     29.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                              SPIDERBOY INTERNATIONAL, INC.


                              By
                                  ----------------------------------------------
                                  Billy V. Ray, Jr., President


                                  ----------------------------------------------
                                  ----------------------

                                  EXHIBIT 4(l)
                                    CONTRACTS

                                                                    EXHIBIT 4(l)

                                    CONTRACTS

                                      None

                                  EXHIBIT 4(m)
                                   TAX MATTERS

                                                                    EXHIBIT 4(m)

                                   TAX MATTERS

                                      None

                                    EXHIBIT 7
         EXAMPLE OF THE EFFECT OF THE ISSUANCE OF NEW SHARES ON DILUTION

                                                                       EXHIBIT 7

     The Consultants will have the right to receive up to 43,000,000 shares of the Company Common Stock under the Consulting Agreements with the first issuance of 9,666,665 to take place upon the later of July 1, 2004, or the vote of the shareholders of the Company to approve the change in the capital structure of the Company as provided in Paragraph 3(e) hereof. Thereafter, the Consultants will be issued additional shares of the remaining balance of 33,333,335 shares ratably as new shares are issued as part of acquisitions, financing, employment contracts and board compensation packages maintaining roughly a 21.5 percentage ownership interest in the issued and outstanding shares of the Company Common Stock. For example, if the Company issues 500,000 shares in an acquisition, the Consultants would be issued approximately 107,500 of the 500,000 shares. All of these totals would be subject to the reverse split of up to one for 10. If the Company affects the reverse split as part of the 14A filing at one for 10, then the 43,000,000 would become 4,300,000, the 9,666,665 would become 966,666 and so forth. Regardless of whether or not the Consultants sell their stock or hold their stock the calculations will be based on what has been issued.

     As a further example, if the Company has performed a reverse split at one for 10, the most stock that would be issued under the Consulting Agreements would be 4,300,000 if and only if the Company had increased the total number of shares issued to 20,000,000 inclusive of the shares issued to the Consultants. If the Company has only increased the outstanding shares to 10,000,000 then the only shares that would be issued to the Consultants would be 2,150,000 inclusive in the 10,000,000.